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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 10, 2002

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

                     Ohio                           31-0676346
        -------------------------------  --------------------------------
        (State or other jurisdiction     (IRS Employer Identification No.)
         of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360


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Item 4: Changes in Registrant's Certifying Accountant.

On June 10, 2002, the Board of Directors of Dayton Superior Corporation (the "Company") voted to dismiss the firm of Arthur Andersen LLP as the Company's independent accountants, effective immediately, and to engage Deloitte & Touche LLP as the Company's independent accountants for the year ending December 31, 2002, effective June 10, 2002, subject to Deloitte & Touche's internal client acceptance procedures.

The reports of Arthur Andersen LLP on the Company's financial statements for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for the years ended December 31, 2000 and 2001, and through the date of this Form 8-K, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make such reference thereto in its report on the Company's financial statements for such years.

During the years ended December 31, 2000 and 2001 and through the date of this Form 8-K, no event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred.

During the years ended December 31, 2000 and 2001 and through the date of the Board of Director's determination to engage Deloitte & Touche LLP as its independent accountants for the year ending December 31, 2002, Deloitte & Touche LLP was not consulted by the Company (or anyone on its behalf) on the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event described in Item 304(a)(1)(vi) of Regulation S-K.

The Company provided Arthur Andersen LLP a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company requested Arthur Andersen LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated June 10, 2002 provided by Arthur Andersen LLP is filed as Exhibit
16.1 to this Form 8-K.

Item 7:  Financial Statements and Exhibits.

      (c)   Exhibits

      The following exhibits are filed herewith:

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 10, 2002, regarding its agreement with the statements made in this report on Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DAYTON SUPERIOR CORPORATION.



Date: June 13, 2002                          By:/s/ Alan F. McIlroy
                                             -----------------------------------
                                             Name: Alan F. McIlroy
                                             Title: Vice President and Chief
                                             Financial Officer